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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
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                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                        Date of Report: January 1, 1997
                                       -----------------
                      (Date of earliest event reported):




                                 CHEMFIRST INC.
             (Exact name of Registrant as specified in its charter)



        Mississippi                 333-15789                    64-0679456
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(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)



700 North Street, P. O. Box 1249, Jackson, Mississippi           39215-1249
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: (601)948-7550
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                                 Not Applicable
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         (Former name or former address, if changed since last report)




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ITEM 8. CHANGE IN FISCAL YEAR

     Commencing January 1, 1997, as set forth in the Registrant's bylaws filed with the Securities and Exchange Commission as an exhibit to the Company's S-1 Registration Statement (file no. 333-15789) declared effective by the Securities and Exchange Commission on November 18, 1996, the fiscal year of the Registrant shall begin on January 1 and end on December 31 each year. The report covering the transition period will be filed with the Securities and Exchange Commission on Form 10-K.





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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                        CHEMFIRST INC.



                                        By: /s/ R. M. Summerford
                                           -----------------------------------
                                            R. M. Summerford
                                            Vice President & Chief Financial
                                            Officer



Date: January 10, 1997
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